SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) October 1, 2001
                                                 ---------------


                                   LEXENT INC.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                      000-31105                         13-3990223
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(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


Three New York Plaza, New York, New York                                   10004
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (212)981-0700
                                                    -------------


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
            -------------

          On October 1, 2001, the Company announced that Kathleen Perone has been named to the Board of Directors of the Company effective October 1, 2001.

          The press release announcing the appointment of Ms. Perone is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (c)  Exhibits.

          No.       Description
          ---       -----------

          99.1      Press Release dated October 1, 2001.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                LEXENT INC.



                                                By:  /s/ SIDNEY A. SAYOVITZ
                                                   ------------------------
                                                    Sidney A. Sayovitz
                                                    Senior Vice President,
                                                    Secretary and General
                                                           Counsel

Date: October 1, 2001